UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Preliminary proxy statement.
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☐	Definitive proxy statement.
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☐	Soliciting material under Rule 14a-12.
Commission File No. 001-15019
PEPSIAMERICAS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PEPSIAMERICAS, INC.
**IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 7, 2009

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
PEPSIAMERICAS, INC.
4000 RBC PLAZA
60 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402
     Proxy Materials Available at www.proxyvote.com

•	Notice and Proxy Statement

•	Annual Report
PROXY MATERIALS – VIEW OR RECEIVE

If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy.
Please make your request for a copy as instructed below on or before April 29, 2009 to facilitate timely delivery
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET – www.proxyvote.com

2)	BY TELEPHONE – 1-800-579-1639

3)	BY E-MAIL* – sendmaterial@proxyvote.come
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	May 7, 2009
Meeting Time:	10:30 a.m., local time
For holders as of:	March 10, 2009

Meeting Location:

Four Seasons Hotel
120 East Delaware Place
Chicago, Illinois 60611

How to Vote

Vote in Person

At the meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. (CDT) on May 6, 2009. Have your notice in hand when you access the website and follow the instructions.

Voting items
The Board of Directors Recommends a Vote
FOR Proposals 1, 2 and 3.
1.	Election of directors:

1a. Herbert M. Baum	1f. Jarobin Gilbert, Jr.

1b. Richard G. Cline	1g. James R. Kackley

1c. Michael J. Corliss	1h. Matthew M. McKenna

1d. Pierre S. du Pont	1i. Robert C. Pohlad

1e. Archie R. Dykes	1j. Deborah E. Powell
2.	Approval of 2009 Long-Term Incentive Plan.

3.	Ratification of Appointment of Independent Registered Public Accountants.